UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 25, 2011

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2011, Cummins Inc. issued a press release regarding its release of third quarter results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On October 25, 2011, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or, “us”) issued the attached press release reporting its financial results for the third quarter of 2011.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated October 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	September 25,	June 26,	September 26,
In millions, except per share amounts	2011	2011	2010
NET SALES	$4,626	$4,641	$3,401
Cost of sales	3,438	3,438	2,571
GROSS MARGIN	1,188	1,203	830

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	489	463	375
Research, development and engineering expenses	164	157	103
Equity, royalty and interest income from investees (Note 1)	102	117	88
Gain on sale of business (Note 2)	-	68	-
Other operating (expense) income, net	2	-	(5)
OPERATING INCOME	639	768	435

Interest income	9	10	6
Interest expense	11	13	11
Other income (expense), net	(8)	(3)	8
INCOME BEFORE INCOME TAXES	629	762	438

Income tax expense (Note 3)	157	225	129
CONSOLIDATED NET INCOME	472	537	309

Less: Net income attributable to noncontrolling interests	20	32	26
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$452	$505	$283

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.35	$2.61	$1.45
Diluted	$2.35	$2.60	$1.44

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	192.1	193.8	195.8
Diluted	192.7	194.4	196.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.2625	$0.2625

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	September 25, 2011	September 26, 2010
NET SALES	$13,127	$9,087
Cost of sales	9,779	6,903
GROSS MARGIN	3,348	2,184

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,341	1,064
Research, development and engineering expenses	450	291
Equity, royalty and interest income from investees (Note 1)	315	261
Gain on sale of business (Note 2)	68	-
Other operating (expense) income, net	(4)	(13)
OPERATING INCOME	1,936	1,077

Interest income	25	14
Interest expense	34	29
Other income (expense), net	(14)	25
INCOME BEFORE INCOME TAXES	1,913	1,087

Income tax expense (Note 3)	539	338
CONSOLIDATED NET INCOME	1,374	749

Less: Net income attributable to noncontrolling interests	74	71
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,300	$678

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$6.71	$3.44
Diluted	$6.69	$3.43

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	193.8	197.0
Diluted	194.4	197.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.925	$0.6125

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)
	September 25,	December 31,
In millions, except par value	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$1,165	$1,023
Marketable securities	273	339
Total cash, cash equivalents and marketable securities	1,438	1,362
Accounts and notes receivable, net	2,666	2,243
Inventories	2,295	1,977
Deferred income taxes	277	314
Prepaid expenses and other current assets	350	393
Total current assets	7,026	6,289
Long-term assets
Property, plant and equipment	5,131	4,927
Accumulated depreciation	(2,963)	(2,886)
Property, plant and equipment, net	2,168	2,041
Investments and advances related to equity method investees	830	734
Goodwill	346	367
Other intangible assets, net	215	222
Deferred income taxes	125	203
Other assets	628	546
Total assets	$11,338	$10,402

LIABILITIES
Current liabilities
Loans payable	$48	$82
Accounts payable (principally trade)	1,659	1,362
Current portion of accrued product warranty	417	421
Accrued compensation, benefits and retirement costs	481	468
Deferred revenue	208	182
Taxes payable (including taxes on income)	251	202
Other accrued expenses	678	543
Total current liabilities	3,742	3,260
Long-term liabilities
Long-term debt	665	709
Pensions	75	195
Postretirement benefits other than pensions	446	439
Other liabilities and deferred revenue	866	803
Total liabilities	5,794	5,406

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.2 and 221.8 shares issued	1,982	1,934
Retained earnings	5,567	4,445
Treasury stock, at cost, 29.3 and 24.0 shares	(1,505)	(964)
Common stock held by employee benefits trust, at cost, 1.9 and 2.1 shares	(22)	(25)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(606)	(646)
Other	(205)	(74)
Total accumulated other comprehensive loss	(811)	(720)
Total Cummins Inc. shareholders’ equity	5,211	4,670
Noncontrolling interests	333	326
Total equity	5,544	4,996
Total liabilities and equity	$11,338	$10,402

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)
	Nine months ended
	September 25,	September 26,
In millions	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,374	$749
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Depreciation and amortization	243	239
Gain on sale of business (Note 2)	(68)	-
Gain on fair value adjustment for consolidated investee	-	(12)
Deferred income taxes	148	83
Equity in income of investees, net of dividends	7	(95)
Pension contributions in excess of expense	(71)	(114)
Excess tax benefits on stock based awards	(4)	(8)
Other post-retirement benefits payments in excess of expense	(10)	(22)
Stock-based compensation expense	28	17
Translation and hedging activities	(14)	10
Changes in current assets and liabilities, net of acquisitions and divestitures:
Accounts and notes receivable	(469)	(198)
Inventories	(367)	(524)
Other current assets	(5)	(16)
Accounts payable	317	336
Accrued expenses	173	102
Changes in other liabilities and deferred revenue	93	97
Other, net	(7)	(25)
Net cash provided by operating activities	1,368	619

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(377)	(170)
Investments in internal use software	(31)	(28)
Proceeds from disposals of property, plant and equipment	5	46
Investments in and advances to equity investees	(104)	(17)
Proceeds from sale of business, net of cash sold (Note 2)	111	-
Acquisition of businesses, net of cash acquired	-	(77)
Investments in marketable securities—acquisitions	(538)	(560)
Investments in marketable securities—liquidations	572	452
Purchases of other investments	-	(54)
Cash flows from derivatives not designated as hedges	4	2
Other, net	2	-
Net cash used in investing activities	(356)	(406)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	96	163
Payments on borrowings and capital lease obligations	(174)	(64)
Net borrowings under short-term credit agreements	(5)	(4)
Distributions to noncontrolling interests	(50)	(21)
Dividend payments on common stock	(178)	(120)
Proceeds from sale of common stock held by employee benefit trust	-	52
Repurchases of common stock	(546)	(241)
Excess tax benefits on stock-based awards	4	8
Other, net	13	17
Net cash used in financing activities	(840)	(210)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(30)	4
Net increase (decrease) in cash and cash equivalents	142	7
Cash and cash equivalents at beginning of year	1,023	930
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,165	$937

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Power Generation	Components	Distribution	Non-segment Items(1)	Total
	In millions
	Three months ended September 25, 2011
	External sales	$2,539	$604	$704	$779	$-	$4,626
	Intersegment sales	416	270	311	4	(1,001)	-
	Total sales	2,955	874	1,015	783	(1,001)	4,626
	Depreciation and amortization(2)	46	11	19	6	-	82
	Research, development and engineering expenses	103	14	46	1	-	164
	Equity, royalty and interest income from investees	35	16	7	44	-	102
	Interest income	5	2	1	1	-	9
	Segment EBIT	349	92	113	104	(18)	640

	Three months ended June 26, 2011
	External sales	$2,476	$649	$741	$775	$-	$4,641
	Intersegment sales	424	260	291	10	(985)	-
	Total sales	2,900	909	1,032	785	(985)	4,641
	Depreciation and amortization(2)	44	11	18	5	-	78
	Research, development and engineering expenses	102	12	43	-	-	157
	Equity, royalty and interest income from investees	49	13	9	46	-	117
	Interest income	6	3	1	-	-	10
	Segment EBIT	377	105	120	106	67	775

	Three months ended September 26, 2010
	External sales	$1,727	$564	$540	$570	$-	$3,401
	Intersegment sales	342	227	229	3	(801)	-
	Total sales	2,069	791	769	573	(801)	3,401
	Depreciation and amortization(2)	42	10	20	5	-	77
	Research, development and engineering expenses	65	8	30	-	-	103
	Equity, royalty and interest income from investees	37	12	6	33	-	88
	Interest income	3	2	-	1	-	6
	Segment EBIT	223	97	63	74	(8)	449

	Nine months ended September 25, 2011
	External sales	$7,021	$1,810	$2,105	$2,191	$-	$13,127
	Intersegment sales	1,225	768	866	19	(2,878)	-
	Total sales	8,246	2,578	2,971	2,210	(2,878)	13,127
	Depreciation and amortization(2)	135	32	55	17	-	239
	Research, development and engineering expenses	285	37	126	2	-	450
	Equity, royalty and interest income from investees	126	37	24	128	-	315
	Interest income	14	6	3	2	-	25
	Segment EBIT	1,016	286	338	299	8	1,947

	Nine months ended September 26, 2010
	External sales	$4,495	$1,460	$1,515	$1,617	$-	$9,087
	Intersegment sales	896	556	613	8	(2,073)	-
	Total sales	5,391	2,016	2,128	1,625	(2,073)	9,087
	Depreciation and amortization(2)	125	31	61	19	-	236
	Research, development and engineering expenses	187	23	81	-	-	291
	Equity, royalty and interest income from investees	124	27	17	93	-	261
	Interest income	7	4	1	2	-	14
	Segment EBIT	553	207	195	215	(54)	1,116

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  The three months ended June 26, 2011, and the nine months ended September 25, 2011, include a $68 million gain ($37 million after-tax) related to the sale of our exhaust business from the Components segment.  The gain has been excluded from segment results as it was not considered by management in its evaluation of operating results for the three months ended June 26, 2011, and the nine months ended September 25, 2011.  For the three and nine months ended September 26, 2010, unallocated corporate expenses included $32 million of Brazil tax recoveries ($21 million after-tax) and $2 million in flood damage expenses.  In the third quarter of 2010, it was determined that we overpaid a Brazilian revenue based tax during 2004-2008.  Our 2010 results include a pre-tax recovery related to tax credits on imported products arising from this overpayment.  The recovery has been excluded from segment results as it was not considered by management it its evaluation of operating results for the quarter.  There were no other significant unallocated corporate expenses for the three and nine months ended September 25, 2011 and September 26, 2010.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Nine months ended
	September 25,	June 26,	September 26,	September 25,	September 26,
In millions	2011	2011	2010	2011	2010
Segment EBIT	$640	$775	$449	$1,947	$1,116
Less:
Interest expense	11	13	11	34	29
Income before income taxes	$629	$762	$438	$1,913	$1,087

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Nine months ended
	September 25,	June 26,	September 26,	September 25,	September 26,
In millions	2011	2011	2010	2011	2010
Distribution Entities
North American distributors	$35	$35	$26	$100	$72
Komatsu Cummins Chile, Ltda	6	6	5	16	11
All other distributors	1	1	-	3	2
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	20	19	12	51	35
Dongfeng Cummins Engine Company, Ltd.	15	26	24	64	76
Shanghai Fleetguard Filter Co., Ltd.	4	4	3	12	9
Cummins Westport, Inc.	4	3	2	8	7
Tata Cummins, Ltd.	2	3	4	9	11
Valvoline Cummins, Ltd.	2	2	2	6	7
Komatsu manufacturing alliances	-	(1)	2	1	7
Beijing Foton Cummins Engine Co., Ltd.	(2)	(1)	(6)	(5)	(12)
All other manufacturers	7	6	7	19	14
Cummins share of net income	94	103	81	284	239
Royalty and interest income	8	14	7	31	22
Equity, royalty and interest income from investees	$102	$117	$88	$315	$261

NOTE 2.  SALE OF EXHAUST BUSINESS

In January 2011, we reached an agreement to sell certain assets and liabilities of our exhaust business which manufactures exhaust products and select components for emission systems for a variety of applications not core to our other product offerings.  The transaction closed in the second quarter of 2011.  This business was historically included in our Components segment.  The sales price was $123 million.  We recognized a pre-tax gain on the sale of $68 million, which included an allocation of goodwill of $19 million.  The transaction had a working capital adjustment mechanism that was determined in the third quarter.  There was not a significant change to the measurement of the gain.  The gain was excluded from segment results as it was not considered by management in its evaluation of operating results for the nine months ended September 25, 2011.

Sales for this business were $171 million, $126 million and $169 million in 2010, 2009 and 2008, respectively.  Income before income taxes for this business was approximately $22 million, $11 million and $19 million in 2010, 2009 and 2008, respectively.

We will enter into supply and other agreements with the operations that will represent ongoing involvement and as such, the results of these operations will not be presented as discontinued operations.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 3.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 29.5 percent, absent any discrete period activity.  Our tax rate is generally less than the 35 percent U.S. income tax rate primarily due to lower income tax rates on foreign income and research tax credits.  The tax rates for the three and nine month periods ended September 25, 2011, were 25.0 percent and 28.2 percent, respectively.  The tax rate for the third quarter includes discrete items that total a benefit of $29 million (or $0.15 per share) related primarily to amended tax returns for prior periods.  The tax rate for the nine months ended September 25, 2011, includes total discrete tax benefits of $25 million.

Our effective tax rates for the comparable prior year periods were 29.5 percent and 31.1 percent, respectively.  In July 2010, the U.K. passed legislation which reduced our U.K. tax rate from 28 percent to 27 percent in 2011.  We had an additional charge to our third quarter tax provision of approximately $2 million to reduce the value of our U.K. deferred tax assets.  The tax rate for the nine month period included a discrete income tax charge of $7 million related to the enactment of the “Patient Protection and Affordable Care Act.”  The lower rate in 2011 compared to 2010 is a result of the geographic mix of earnings.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Nine months ended
	September 25,	June 26,	September 26,	September 25,	September 26,
In millions	2011	2011	2010	2011	2010
Earnings before interest expense, income taxes
and gain on sale of business	$640	$707	$449	$1,879	$1,116

Earnings before interest expense, income taxes and
gain on sale of business as a percentage of net sales	13.8%	15.2%	13.2%	14.3%	12.3%

Add:
Gain on sale of business	-	68	-	68	-

Earnings before interest expense and income taxes	640	775	449	1,947	1,116

EBIT as a percentage of net sales	13.8%	16.7%	13.2%	14.8%	12.3%

Less:
Interest expense	11	13	11	34	29
Income tax expense	157	225	129	539	338
Consolidated net income	472	537	309	1,374	749

Less:
Net income attributable to noncontrolling interests	20	32	26	74	71
Net income attributable to Cummins Inc.	$452	$505	$283	$1,300	$678

Net income attributable to Cummins Inc. as a
percentage of net sales	9.8%	10.9%	8.3%	9.9%	7.5%

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding gain on sale of business and discrete income tax items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our underlying operating performance and trends without regard to discrete income tax items and the gain related to the sale of our exhaust business.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. excluding gain on sale of business and discrete income tax items to “Net income attributable to Cummins Inc.” for the three and nine month periods ended September 25, 2011.

	Three months ended		Nine months ended
	September 25, 2011		September 25, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc. excluding
discrete income tax items and the gain on sale of business	$423	$2.20	$1,234	$6.35
Add:
Third quarter discrete income tax items	29	0.15	29	0.15
Gain on sale of business(1)	-	-	37	0.19
Net income attributable to Cummins Inc.	$452	$2.35	$1,300	$6.69

(1)	The gain has been excluded from operating results as it was not considered by management in its evaluation of performance for the nine months ended September 25, 2011.

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$748	$-	$1,926
Medium-duty truck and bus	474	608	640	-	1,722
Light-duty auto and RV	296	310	271	-	877
Industrial	855	988	977	-	2,820
Stationary power	281	301	319	-	901
Total sales	$2,391	$2,900	$2,955	$-	$8,246

2010
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$252	$340	$395	$516	$1,503
Medium-duty bus and truck	217	352	430	436	1,435
Light-duty auto and RV	207	296	239	280	1,022
Industrial	577	656	700	956	2,889
Stationary power	170	255	305	309	1,039
Total sales	$1,423	$1,899	$2,069	$2,497	$7,888

Unit shipments by engine classification (including unit shipments to Power Generation)

2011
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,400	131,300	130,600	-	371,300
Heavy-duty	20,000	29,900	31,100	-	81,000
High-horsepower	4,900	5,700	5,600	-	16,200
Total units	134,300	166,900	167,300	-	468,500

2010
Units	Q1	Q2	Q3	Q4	YTD
Mid-range	69,100	90,500	93,500	115,800	368,900
Heavy-duty	8,700	14,500	15,200	22,800	61,200
High horsepower	3,400	4,800	4,900	5,400	18,500
Total units	81,200	109,800	113,600	144,000	448,600

Power generation segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Commercial products	$505	$568	$579	$-	$1,652
Generator technologies	153	190	166	-	509
Consumer	50	53	48	-	151
Commercial projects	55	58	46	-	159
Power electronics	32	40	35	-	107
Total sales	$795	$909	$874	$-	$2,578

2010
In millions	Q1	Q2	Q3	Q4	YTD
Commercial products	$307	$436	$519	$569	$1,831
Generator technologies	107	135	140	167	549
Commercial projects	33	57	49	83	222
Consumer	43	49	49	45	186
Power electronics	27	31	34	39	131
Total sales	$517	$708	$791	$903	$2,919

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2011
In millions	Q1	Q2	Q3	Q4	YTD
Turbo technologies	$297	$314	$298	$-	$909
Emission solutions	273	311	306	-	890
Filtration	255	287	288	-	830
Fuel systems	99	120	123	-	342
Total sales	$924	$1,032	$1,015	$-	$2,971

2010
In millions	Q1	Q2	Q3	Q4	YTD
Turbo technologies	$200	$226	$239	$283	$948
Emission solutions	137	170	192	251	750
Filtration	228	250	248	285	1,011
Fuel systems	65	83	90	99	337
Total sales	$630	$729	$769	$918	$3,046

Distribution segment sales by product

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$283	$-	$789
Power generation	145	195	191	-	531
Engines	140	186	171	-	497
Service	122	133	138	-	393
Total sales	$642	$785	$783	$-	$2,210

2010
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$193	$221	$220	$248	$882
Power generation	99	135	125	157	516
Engines	83	109	112	162	466
Service	101	111	116	132	460
Total sales	$476	$576	$573	$699	$2,324